SUPPLEMENT DATED JUNE 14, 2024

TO THE PROSPECTUS DATED MAY 1, 2019

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

VALIC SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

IMPACT

This supplement updates certain information in the prospectus (the “Prospectus”). You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

At a meeting held on January 23-24, 2024, VALIC Company I approved the appointment of J.P. Morgan Investment Management Inc. as a sub-adviser to the VALIC Company I Core Bond Fund (the “Fund”). VALIC Company I also approved certain changes to the Fund’s principal investment strategies and techniques.

These changes are effective on April 29, 2024 (the “Effective Date”). Accordingly, on the Effective Date, as it pertains to the Fund, the Variable Account Options subsection of the Prospectus is updated as indicated below:

Variable Account Options	Adviser/Sub-Adviser
Core Bond Fund	Adviser: VALIC Sub-Advisers: PineBridge Investments LLC and J.P. Morgan Investment Management Inc.

You should read the Fund prospectus for more detailed information about the Fund. The Fund prospectus may be obtained by vising our website at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities or by calling us at 1-800-448-2542.

Please keep this supplement with your Prospectus.